UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2014

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Our press release dated February 26, 2014, concerning financial results for the fourth quarter and full year 2013, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description
99.1	Press Release Reporting Fourth Quarter and Full Year 2013 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 26, 2014	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release Reporting Fourth Quarter and Full Year 2013 Financial Results